                                                                    Exhibit 23.4

                               LETTER OF CONSENT


We hereby consent to the incorporation by reference on Form 10-K of Calpine Corporation (the "Company") and to the references to this firm for the Company's estimated Canadian proved reserves contained on Form 10-K for the year ended December 31, 2001.

                                       Yours very truly,

                                       GILBERT LAUSTSEN JUNG
                                       ASSOCIATES LTD.

                                       /s/ Gilbert Laustsen Jung Associates Ltd.


Calgary, Alberta
March 25, 2002